Cargile Fund
	Schedule of Investments
March 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
12,230	Vanguard 500 Index Fund ETF +	$ 6,285,119

Total for Exchange Traded Funds (Cost - $6,451,569)		6,285,119	44.80%

MONEY MARKET FUNDS
7,736,821	Goldman Sachs FS Government Fund Institutional	7,736,821
Shares - 4.22% ++ *

Total for Money Market Funds (Cost - $7,736,821)		7,736,821	55.15%

Total Investments (Cost - $14,188,390)		14,021,940	99.95%

Other Assets in Excess of Liabilities		6,465	0.05%

Net Assets		$ 14,028,405	100.00%

+ Additional Information, including current Prospectus and Annual Reports, are available at:
https://vanguard.com
++ Additional Information, including current Prospectus and Annual Reports, are available at:
https://www.gsam.com
* The rate shown represents the 7-day yield at March 31, 2025.